Exhibit 99.1

Faraday Future Appoints Jerry Wang as President of FF to Oversee Various Company
Operations Including Corporate Strategy and Investor Relations

●	Move will help accelerate FF and FX business strategy execution through organizational transformation.

Los Angeles, CA (March 24, 2025) – Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (“Faraday Future,” “FF,” or the “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced the appointment of Jerry Wang as President of FF. He will report directly to Global CEO Matthias Aydt and Founder & Chief Product and User Ecosystem Officer (CPUO) YT Jia.

Mr. Wang will oversee Corporate Strategy, Corporate Operations & IT, Risk Management, Capital Markets & Investor Relations, and Human Resources. Additionally, he will directly lead the Business Development (BD) team, driving FF and FX’s global business to the next phase of growth in the U.S., Middle East and China regions.

As the Company’s President, Mr. Wang will support the overall operations and management of the Company, with a focus on maximizing value for investors. He will lead financing efforts, drive external strategic partnerships and resource integration, enhance operational efficiency through cost reduction and efficiency improvements, and accelerate system development by optimizing management mechanisms and operational processes, laying a solid foundation for the Company’s long-term growth.

“Jerry is a longtime ally and partner to me personally and we have a mutual understanding which allows us to operate with very high efficiency. He has a level of wisdom, assessing and judging what we can do and what we should not attempt to do, which is very impressive,” said Matthias Aydt, Global CEO of FF. “Jerry is well recognized and trusted within the investor community and we expect that his return will help directly drive more strategic investors to join and strengthen the capital market’s confidence in FF and FX’s long-term development.”

Mr. Wang is one of the original founding team members of FF, starting in 2014, and was deeply involved in FF’s development at its inception, including successfully raising multi-billion-dollar funding to FF, including leading the FF initial public offering (IPO) in 2021. He is also the President of FF Global Partners (FFGP) and has accumulated extensive industry experience and a broad global network across key markets, including Asia-Pacific and the Middle East. His appointment is expected to accelerate FX business execution from an organizational perspective, supporting the Company in achieving its strategic goals.

Currently, FF is at a pivotal stage of development after announcing its FX brand. The Company expects that the appointment of Mr. Wang will not only help drive the successful execution of the FX strategy but also mark further optimization and upgrading of the Company’s organizational structure. Furthermore, this appointment is also a key strategic move to strengthen confidence within the global capital markets.

Regarding his appointment, Mr. Wang stated:

“My top priority is to drive growth of shareholder value, including ensure the first FX vehicle rolls off the production line by the end of 2025, laying a solid foundation for large-scale production thereafter and helping to make the Company a success. At the same time, I am committed to improving operational efficiency and capital utilization, making every effort to secure the necessary funding for the business. Moving forward, I will engage with multiple potential partners to explore opportunities including, but not limited to, financing and mergers & acquisitions, to drive the true value realization of FFAI. Additionally, I aim to build a highly efficient, agile, self-operating, and self-evolving management system to ensure the successful achievement of our strategic goals.”

Jerry Wang holds a bachelor’s degree in finance from the Central University of Finance and Economics in Beijing.

ABOUT FARADAY FUTURE

Faraday Future is a California-based global shared intelligent electric mobility ecosystem company. Founded in 2014, the Company’s mission is to disrupt the automotive industry by creating a user-centric, technology-first, and smart driving experience. Faraday Future’s flagship model, the FF91, exemplifies its vision for luxury, innovation, and performance. The Company’s new FX strategy aims to introduce mass production models equipped with state-of-the-art luxury technology similar to the FF91, targeting a broader market with middle-to-low price range offerings. For more information, please visit https://www.ff.com/us/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future” and “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the FX brand and Mr. Wang’s plans for his role regarding the Company, are not guarantees of future performance, conditions or results, and are subject to a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, among others: Mr. Wang’s ability to successfully drive external strategic partnerships and resource integration, enhance operational efficiency, accelerate system development, or improve capital utilization; the Company’s ability to secure the necessary funding to execute on the FX strategy, which will be substantial; the Company’s ability to secure necessary agreements to license and/or produce Super One, FX 5 or FX 6 vehicles in the U.S., the Middle East, or elsewhere, none of which have been secured; the Company’s ability to homologate the Super One, FX 5 or FX 6 for sale in the U.S., the Middle East, or elsewhere; the Company’s ability to secure necessary permits at its Hanford, CA production facility; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warrant claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors, and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K filed with the SEC on May 28, 2024, as amended on May 30, 2024, and June 24, 2024, as updated by the “Risk Factors” section of the Company’s first quarter 2024 Form 10-Q filed with the SEC on July 30, 2024, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com